POWER OF ATTORNEY

The undersigned trustees of AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST), AIM EQUITY FUNDS (INVESCO EQUITY FUNDS), AIM GROWTH SERIES (INVESCO GROWTH SERIES), AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS), AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS), AIM SECTOR FUNDS (INVESCO SECTOR FUNDS), AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS), AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) and SHORT-TERM INVESTMENTS TRUST, each a Delaware statutory trust (each a “Registrant”, together the “Registrants”), hereby appoint SHERI MORRIS and JEFFREY H. KUPOR (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable each Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to each Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of the 14th day of December, 2018.

/s/ David C. Arch	/s/ Teresa M. Ressel
David C. Arch	Teresa M. Ressel

/s/ Bruce L. Crockett	/s/ Margaret Ann Barnett Stern
Bruce L. Crockett	Margaret Ann Barnett Stern

/s/ Jack M. Fields	/s/ Raymond Stickel, Jr.
Jack M. Fields	Raymond Stickel, Jr.

/s/ Martin L. Flanagan	/s/ Philip A. Taylor
Martin L. Flanagan	Philip A. Taylor

/s/ Cynthia Hostetler	/s/ Robert C. Troccoli
Cynthia Hostetler	Robert C. Troccoli

/s/ Eli Jones	/s/ Christopher L. Wilson
Eli Jones	Christopher L. Wilson

/s/ Prema Mathai-Davis
Prema Mathai-Davis

Exhibit A

Oppenheimer Registrant (Oppenheimer Fund Name)	Invesco Registrant (Invesco Fund Name)
Oppenheimer Portfolio Series	Invesco Growth Series (AIM Growth Series)
Active Allocation Fund	Invesco Oppenheimer Portfolio Series: Active Allocation Fund
Conservative Investor Fund	Invesco Oppenheimer Portfolio Series: Conservative Investor Fund
Equity Investor Fund	Invesco Oppenheimer Portfolio Series: Equity Investor Fund
Moderate Investor Fund	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer International Diversified Fund	Invesco Growth Series (AIM Growth Series)
Oppenheimer International Diversified Fund	Invesco Oppenheimer International Diversified Fund
Oppenheimer Main Street Mid Cap Fund®	Invesco Growth Series (AIM Growth Series)
Oppenheimer Main Street Mid Cap Fund®	Invesco Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Main Street Small Cap Fund®	Invesco Growth Series (AIM Growth Series)
Oppenheimer Main Street Small Cap Fund®	Invesco Oppenheimer Main Street Small Cap Fund®
Oppenheimer Quest for Value Funds	Invesco Growth Series (AIM Growth Series)
Oppenheimer Mid Cap Value Fund	Invesco Oppenheimer Mid Cap Value Fund
Oppenheimer Master Event-Linked Bond Fund, LLC	Invesco Growth Series (AIM Growth Series)
Oppenheimer Master Event-Linked Bond Fund, LLC	Invesco Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Capital Appreciation Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Capital Appreciation Fund	Invesco Oppenheimer Capital Appreciation Fund
Oppenheimer Discovery Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Discovery Fund	Invesco Oppenheimer Discovery Fund
Oppenheimer Equity Income Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Equity Income Fund	Invesco Oppenheimer Equity Income Fund
Oppenheimer Real Estate Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Real Estate Fund	Invesco Oppenheimer Real Estate Fund
Oppenheimer Municipal Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Rochester® Short Duration High Yield Municipal Fund	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Senior Floating Rate Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Senior Floating Rate Fund	Invesco Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Senior Floating Rate Plus Fund	Invesco Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Short Term Municipal Fund	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Short Term Municipal Fund	Invesco Oppenheimer Short Term Municipal Fund
Oppenheimer Master Loan Fund, LLC	Invesco Counselor Series Trust (AIM Counselor Series Trust)
Oppenheimer Master Loan Fund, LLC	Invesco Oppenheimer Master Loan Fund, LLC

Oppenheimer Capital Income Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Capital Income Fund	Invesco Oppenheimer Capital Income Fund
Oppenheimer Developing Markets Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Developing Markets Fund	Invesco Oppenheimer Developing Markets Fund
Oppenheimer Discovery Mid Cap Growth Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Discovery Mid Cap Growth Fund	Invesco Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Emerging Markets Innovators Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Emerging Markets Innovators Fund	Invesco Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Emerging Markets Local Debt Fund	Invesco Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Quest for Value Funds	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Global Allocation Fund	Invesco Oppenheimer Global Allocation Fund
Oppenheimer Fundamental Alternatives Fund	Invesco Oppenheimer Fundamental Alternatives Fund
Oppenheimer Global Multi-Asset Income Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Global Multi-Asset Income Fund	Invesco Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Strategic Income Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Global Strategic Income Fund	Invesco Oppenheimer Global Strategic Income Fund
Oppenheimer Integrity Funds	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Global Unconstrained Bond Fund	Invesco Oppenheimer Global Unconstrained Bond Fund

Oppenheimer Registrant (Oppenheimer Fund Name)	Invesco Registrant (Invesco Fund Name)
Oppenheimer Preferred Securities and Income Fund	Invesco Oppenheimer Preferred Securities and Income Fund
Oppenheimer Total Return Bond Fund	Invesco Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer International Bond Fund	Invesco Oppenheimer International Bond Fund
Oppenheimer Macquarie Global Infrastructure Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer Macquarie Global Infrastructure Fund	Invesco Oppenheimer Macquarie Global Infrastructure Fund
Oppenheimer SteelPath MLP Funds Trust	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer SteelPath MLP Alpha Fund	Invesco Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer Steelpath MLP Alpha Plus Fund	Invesco Oppenheimer Steelpath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund	Invesco Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund	Invesco Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer SteelPath Panoramic Fund	Invesco Oppenheimer SteelPath Panoramic Fund
OFI SteelPath Series Trust	Invesco Investment Funds (AIM Investment Funds)
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Oppenheimer Corporate Bond Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Corporate Bond Fund	Invesco Oppenheimer Corporate Bond Fund
Oppenheimer Global High Yield Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Global High Yield Fund	Invesco Oppenheimer Global High Yield Fund
Oppenheimer Government Cash Reserves	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Government Cash Reserves	Invesco Oppenheimer Government Cash Reserves Fund
Oppenheimer Government Money Market Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Government Money Market Fund	Invesco Oppenheimer Government Money Market Fund
Oppenheimer Limited-Term Bond Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Limited-Term Bond Fund	Invesco Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Limited-Term Government Fund	Invesco Oppenheimer Limited-Term Government Fund
Oppenheimer Ultra-Short Duration Fund	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Ultra-Short Duration Fund	Invesco Oppenheimer Ultra-Short Duration Fund
Oppenheimer Master Inflation Protected Securities Fund, LLC	Invesco Investment Securities Funds (AIM Investment Securities Funds)
Oppenheimer Master Inflation Protected Securities Fund, LLC	Invesco Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Dividend Opportunity Fund	Invesco Equity Funds (AIM Equity Funds)
Oppenheimer Dividend Opportunity Fund	Invesco Oppenheimer Dividend Opportunity Fund
Oppenheimer Main Street Funds®	Invesco Equity Funds (AIM Equity Funds)
Oppenheimer Main Street Fund®	Invesco Oppenheimer Main Street Fund®
Oppenheimer Main Street All Cap Fund®	Invesco Equity Funds (AIM Equity Funds)
Oppenheimer Main Street All Cap Fund®	Invesco Oppenheimer Main Street All Cap Fund®
Oppenheimer Rising Dividends Fund	Invesco Equity Funds (AIM Equity Funds)
Oppenheimer Rising Dividends Fund	Invesco Oppenheimer Rising Dividends Fund

Oppenheimer Global Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer Global Fund	Invesco Oppenheimer Global Fund
Oppenheimer Global Focus Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer Global Focus Fund	Invesco Oppenheimer Global Focus Fund
Oppenheimer Global Multi-Asset Growth Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer Global Multi-Asset Growth Fund	Invesco Oppenheimer Global Multi-Asset Growth Fund
Oppenheimer Global Opportunities Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer Global Opportunities Fund	Invesco Oppenheimer Global Opportunities Fund
Oppenheimer International Equity Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer International Equity Fund	Invesco Oppenheimer International Equity Fund
Oppenheimer International Growth Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer International Growth Fund	Invesco Oppenheimer International Growth Fund
Oppenheimer International Small-Mid Company Fund	Invesco International Mutual Funds (AIM International Mutual Funds)
Oppenheimer International Small-Mid Company Fund	Invesco Oppenheimer International Small-Mid Company Fund

Oppenheimer Gold & Special Minerals Fund	Invesco Sector Funds (AIM Sector Funds)
Oppenheimer Gold & Special Minerals Fund	Invesco Oppenheimer Gold & Special Minerals Fund
Oppenheimer Small Cap Value Fund	Invesco Sector Funds (AIM Sector Funds)
Oppenheimer Small Cap Value Fund	Invesco Oppenheimer Small Cap Value Fund

Oppenheimer Registrant (Oppenheimer Fund Name)	Invesco Registrant (Invesco Fund Name)
Oppenheimer Series Fund	Invesco Sector Funds (AIM Sector Funds)
Oppenheimer Value Fund	Invesco Oppenheimer Value Fund
OFI Funds Trust	Invesco Sector Funds (AIM Sector Funds)
OFI Pictet Global Environmental Solutions Fund	Invesco OFI Pictet Global Environmental Solutions Fund

Oppenheimer Institutional Government Money Market Fund	Short-Term Investments Trust
Oppenheimer Institutional Government Money Market Fund	Invesco Oppenheimer Institutional Government Money Market Fund

Oppenheimer Intermediate Term Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Intermediate Term Municipal Fund	Invesco Oppenheimer Intermediate Term Municipal Fund
Oppenheimer Rochester® AMT-Free Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® AMT-Free Municipal Fund	Invesco Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Rochester® AMT-Free New York Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® AMT-Free New York Municipal Fund	Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer Rochester® California Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® California Municipal Fund	Invesco Oppenheimer Rochester® California Municipal Fund
Oppenheimer Rochester® Fund Municipals	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® Fund Municipals	Invesco Oppenheimer Rochester® Municipals Fund
Oppenheimer Multi-State Municipal Trust	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® High Yield Municipal Fund	Invesco Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Rochester® New Jersey Municipal Fund	Invesco Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Rochester® Pennsylvania Municipal Fund	Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Rochester® Limited Term California Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® Limited Term California Municipal Fund	Invesco Oppenheimer Rochester® Limited Term California Municipal Fund
Rochester® Portfolio Series	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Rochester® Limited Term New York Municipal Fund	Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Municipal Fund	Invesco Tax-Exempt Funds (AIM Tax-Exempt Funds)
Oppenheimer Municipal Fund	Invesco Oppenheimer Municipal Fund
Oppenheimer Variable Account Funds	Invesco Variable Insurance Funds (AIM Variable Insurance Funds)

Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund
Oppenheimer Conservative Balanced Fund/VA	Invesco Oppenheimer V.I. Conservative Balanced Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Invesco Oppenheimer V.I. Global Multi-Alternatives Fund
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund
Oppenheimer International Growth Fund/VA	Invesco Oppenheimer V.I. International Growth Fund
Oppenheimer Main Street Fund/VA®	Invesco Oppenheimer V.I. Main Street Fund®
Oppenheimer Main Street Small Cap Fund/VA®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Oppenheimer Total Return Bond Fund/VA	Invesco Oppenheimer V.I. Total Return Bond Fund
Oppenheimer Government Money Fund/VA	Invesco Oppenheimer V.I. Government Money Fund